                                                                    Exhibit xi



                        RESPONSE DUE DECEMBER 31, 1994


                                                November 21, 1994

PERSONAL AND HIGHLY CONFIDENTIAL
- --------------------------------

Potential Fiscal 1995 Bonus Plan Participants Employed by the
Corporate Division (Corporate Officers only)

           DEFERRAL OF POTENTIAL FISCAL 1995 BONUS AWARD
           ---------------------------------------------

The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1995 bonus deferral program, YOU
MUST:

   * DECIDE NOW whether to defer all or part of any 1995 annual cash bonus you might receive, and
   *  PROMPTLY RETURN THE ENCLOSED ELECTION FORM.  IF WE DO NOT
      RECEIVE YOUR ELECTION FORM BY DECEMBER 31, 1994, YOU WILL
      BE INELIGIBLE TO DEFER ANY 1995 ANNUAL BONUS AWARD.

DEFERRAL OPTIONS FOR 1995:
- --------------------------
You may choose from three deferral accounts:
   * Equity Option (the RPG and CBG Stock Equivalent Accounts), which features a 25% COMPANY MATCH (note: match may not be offered every year);
   *  Short-Term Variable Interest Option (payable in January,
      1996);
   *  Variable Interest Option.

SPECIAL REMINDERS:
- ------------------
In making your election, please refer to the enclosed 1988
Incentive Stock Plan Prospectus and The Deferred Compensation Plan for Key Employees. Also refer to Attachment 1, Factors to
Consider.  You should keep in mind that YOUR ELECTION TO DEFER MAY
                                        --------------------------
NOT BE CHANGED.
- ---------------

You will once again be given the opportunity to transfer your deferrals (other than the match) among the Equity and Variable
Interest accounts. Participants with these deferred accounts will be contacted sometime next year.

PLEASE RETURN ONE COPY OF THE 1995 BONUS DEFERRAL ELECTION FORM, ATTACHMENT 2, BY DECEMBER 31, 1994 WHETHER OR NOT YOU REQUEST A
                                   ----------------------------
DEFERRAL.  A duplicate form is enclosed for your records.  If you
- ---------
request a deferral, it will be considered for 1995 annual bonus awards only. AS WITH ALL CORRESPONDENCE INVOLVING EXECUTIVE COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST CONFIDENTIALITY.

If you have any questions, please feel free to call me at extension
1918.



                                     Pam Brennan - 1A
                                  Corporate Compensation
Enclosures

                        RESPONSE DUE DECEMBER 31, 1994


                                                            November 21, 1994

PERSONAL AND HIGHLY CONFIDENTIAL
- --------------------------------

Potential Fiscal 1995 Bonus Plan Participants (Other than Corp.
Div. & CBC Employees)

            DEFERRAL OF POTENTIAL FISCAL 1995 BONUS AWARD
            ---------------------------------------------

The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1995 bonus deferral program, YOU
MUST:

   * DECIDE NOW whether to defer all or part of any 1995 annual cash bonus you might receive, and
   *  PROMPTLY RETURN THE ENCLOSED ELECTION FORM.  IF WE DO NOT
      RECEIVE YOUR ELECTION FORM BY DECEMBER 31, 1994, YOU WILL
      BE INELIGIBLE TO DEFER ANY 1995 ANNUAL BONUS AWARD.

DEFERRAL OPTIONS FOR 1995:
- --------------------------
You may choose from three deferral accounts:
   * Equity Option (the RPG Stock Equivalent Account), which features a 25% COMPANY MATCH (note: match may not be offered every year);
   *  Short-Term Variable Interest Option (payable in January,
      1996);
   *  Variable Interest Option.

SPECIAL REMINDERS:
- ------------------
In making your election, please refer to the enclosed 1988
Incentive Stock Plan Prospectus and The Deferred Compensation Plan for Key Employees. Also refer to Attachment 1, Factors to
Consider.  You should keep in mind that YOUR ELECTION TO DEFER MAY
                                        --------------------------
NOT BE CHANGED.
- ---------------

You will once again be given the opportunity to transfer your deferrals (other than the match) among the Equity and Variable
Interest accounts. Participants with these deferred accounts will be contacted sometime next year.

PLEASE RETURN ONE COPY OF THE 1995 BONUS DEFERRAL ELECTION FORM,
ATTACHMENT 2, BY DECEMBER 31, 1994 WHETHER OR NOT YOU REQUEST A
                                   ----------------------------
DEFERRAL.  A duplicate form is enclosed for
- ---------
your records. If you request a deferral, it will be considered for 1995 annual bonus awards only. AS WITH ALL CORRESPONDENCE INVOLVING EXECUTIVE COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST
CONFIDENTIALITY.

If you have any questions, please feel free to call me at extension
1918.




                                     Pam Brennan - 1A
                                  Corporate Compensation
Enclosures

                        RESPONSE DUE DECEMBER 31, 1994


                                                November 21, 1994

PERSONAL AND HIGHLY CONFIDENTIAL
- --------------------------------

Potential Fiscal 1995 Bonus Plan Participants Employed by the CBC

           DEFERRAL OF POTENTIAL FISCAL 1995 BONUS AWARD
           ---------------------------------------------

The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1995 bonus deferral program, YOU
MUST:

   * DECIDE NOW whether to defer all or part of any 1995 annual cash bonus you might receive, and
   *  PROMPTLY RETURN THE ENCLOSED ELECTION FORM.  IF WE DO NOT
      RECEIVE YOUR ELECTION FORM BY DECEMBER 31, 1994, YOU WILL
      BE INELIGIBLE TO DEFER ANY 1995 ANNUAL BONUS AWARD.

DEFERRAL OPTIONS FOR 1995:
- --------------------------
You may choose from three deferral accounts:
   * Equity Option (the CBG Stock Equivalent Accounts), which features a 25% COMPANY MATCH (note: match may not be offered every year);
   *  Short-Term Variable Interest Option (payable in January,
      1996);
   *  Variable Interest Option.

SPECIAL REMINDERS:
- ------------------
In making your election, please refer to the enclosed 1988
Incentive Stock Plan Prospectus and The Deferred Compensation Plan for Key Employees. Also refer to Attachment 1, Factors to
Consider.  You should keep in mind that YOUR ELECTION TO DEFER MAY
                                        --------------------------
NOT BE CHANGED.
- ---------------

You will once again be given the opportunity to transfer your deferrals (other than the match) among the Equity and Variable
Interest accounts. Participants with these deferred accounts will be contacted sometime next year.

PLEASE RETURN ONE COPY OF THE 1995 BONUS DEFERRAL ELECTION FORM,
ATTACHMENT 2, BY DECEMBER 31, 1994 WHETHER OR NOT YOU REQUEST A
                                   ----------------------------
DEFERRAL.  A duplicate form is enclosed for
- ---------
your records. If you request a deferral, it will be considered for 1995 annual bonus awards only. AS WITH ALL CORRESPONDENCE INVOLVING EXECUTIVE COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST CONFIDENTIALITY.

If you have any questions, please feel free to call me at extension
1918.



                                     Pam Brennan - 1A
                                  Corporate Compensation
Enclosures